UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2018

Triumph Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas 75251
(Address of principal executive offices and zip code)
(214) 365-6900
Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.Other Events.

On October 29, 2018, Triumph Bancorp, Inc. (the “Company”) issued a press release announcing that its Board of Directors had authorized a share repurchase program of up to $25 million of the Company’s common stock. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Press release, dated October 29, 2018

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated October 29, 2018

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

Date: October 29, 2018	By:	/s/ Adam D. Nelson
Name: Adam D. Nelson
Title: Executive Vice President and General Counsel